Pardes Biosciences Corporate Presentation Cowen Conference March 2022 NASDAQ: PRDS EXHIBIT 99.1

This presentation contains "forward-looking statements" and information that are based on beliefs, assumptions and information currently available and that are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the Pardes Biosciences Inc.’s (“Pardes”) strategy, financial condition, clinical and development plans, manufacturing supplies, adequacy of capital and prescriber preferences are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, but are not limited to, statements about: the design, endpoints and timing of our Phase 2/3 study, the potential attributes and benefits of PBI-0451, including potential to achieve and maintain target blood levels anticipated to show clinical efficacy, potential to be preferred unboosted COVID-19 oral antiviral, adequate manufacturing capacity and capital to produce clinical trial material for our current anticipated clinical program. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, development of competing therapeutic treatments for COVID-19 on Pardes’ business, results of nonclinical and early clinical studies may not be representative or predictive of the outcomes of on-going or future clinical studies, interim, “topline” and preliminary data from our clinical trial may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data, patient recruitment and enrollment in Pardes’ clinical trials may be influenced by numerous factors, whether emergency use authorization pathway will be available, Pardes’ ability to obtain and maintain intellectual property protection for Pardes’ products and technologies, capital to finance our operations may not be available to us on acceptable terms, or at all, inflation may cause studies to cost more than projected, and the effect of the COVID-19 pandemic, including mitigation efforts, quarantines, vaccination rates, infection rates, treatment options, and the war in Ukraine, on any of the foregoing or other aspects of Pardes’ business operations, and/or other risks and uncertainties, including those included under the header “Risk Factors” in the most recent registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission. Although Pardes believes that we have a reasonable basis for each forward-looking statement contained in this presentation, Pardes cautions you that these statements are based on a combination of facts and factors and involve known and unknown risks and uncertainties that may cause Pardes’ actual results to be materially different from any future results expressed or implied by these forward-looking statements. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pardes or our affiliates, directors, officers, employees or advisers or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation speak only as of the date of this document, and Pardes does not undertake or accept any obligation to release publicly any update or revisions to any of these forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Cautionary Note Regarding Forward Looking Statements © 2022 Pardes Biosciences, Inc.

Investigational Drug Candidate PBI-0451, our drug candidate, is under clinical investigation and has not yet been approved for marketing by the U.S. Food and Drug Administration. This drug candidate is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Projections and Industry and Market Data This presentation also contains estimates and other statistical data made by independent parties and by Pardes relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Pardes’ own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, these sources  have not independently been verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Pardes believes its own internal research is reliable, such research has not been verified by any independent source. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Pardes will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimers © 2022 Pardes Biosciences, Inc.

Pardes Biosciences Leadership Tom Wiggans Chief Executive Officer & Chair Lee Arnold, PhD Chief Scientific Officer Brian Kearney, PharmD Chief Development Officer Heidi Henson Chief Financial Officer Phil Tinmouth Chief Business and Strategy Officer Sean Brusky Chief Commercial Officer Valdas Jurkauskas, PhD SVP; Head of Tech Ops Ann Kwong, PhD EVP; Research Mike Varney, PhD Kenneth Bernard, MD Robert Zamboni, PhD Clifford Samuel Carol Brosgart, MD Brad Jenkins Tal Zaks, MD, PhD Pardes Advisory Board Members © 2022 Pardes Biosciences, Inc. Elizabeth Lacy, JD General Counsel Uri Lopatin, MD Founder, Senior Advisor

Company Overview

- Coronavirus disease 2019 (COVID-19) due to SARS-CoV-2 infection has resulted in an unprecedented global health emergency: a leading cause of death in the U.S. (>1400 deaths/day) and >6 million deaths worldwide
- We are excited by emerging clinical data on **PBI-0451, our lead oral protease inhibitor antiviral**
  - Data to date support PBI-0451 as **a well tolerated, stand-alone oral antiviral**
  - **Well tolerated**: All Treatment Emergent Adverse Events mild in single and 10-day multiple ascending dose cohorts
  - **Favorable PK:** both 700 and 1050 mg BID doses can achieve and maintain PBI-0451 concentration ≥ EC_{90} target
- U.S. IND opened Jan 2022
- **Phase 2/3 study targeted to be initiated mid-year** pending regulatory discussions
- **Manufacturing activities** to support Phase 2/3 and commercialization efforts are underway
- ~$274M in gross proceeds from recently completed business combination enables us to continue rapid progress of PBI-0451 as well as other programs

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© 2022 Pardes Biosciences, Inc.

On a global basis, daily deaths remain unacceptably high >8,000 people/day1, and we expect new variants will continue to emerge and perpetuate this threat Drivers of a COVID therapy commercial uptake At home diagnostics widely available and affordable Greater awareness of the need for testing Larger treatment window: up to 5 days in SARS-CoV-2 “Long-COVID” health ramifications still unclear © 2022 Pardes Biosciences, Inc. The Disease PAXLOVIDTM is a ritonavir-boosted protease inhibitor Paxlovid is ”contraindicated or should not be co-administered” with commonly prescribed drugs in the US annually (388M prescriptions for 95M patients)2,3 Paxlovid prescriptions can take over 30 minutes to fill due to complexity and extent of counseling necessary4 Many common drug classes should not be stopped or paused (blood thinners, antipsychotics, antidepressants and anti-arrhythmics) Molnupiravir is a lower efficacy drug with genotoxicity concerns6 Available Oral Drugs Are Lacking COVID-19 Continues to Have a High Unmet Need Globally Current therapeutics for SARS-CoV-2 have significant liabilities. In a world where COVID persists, there will be a continued need for new and better drugs to fight SARS-CoV-2 as it shifts from pandemic to endemic 1. https://graphics.reuters.com/world-coronavirus-tracker-and-maps/ 7-day rolling average (Spring 2020 to March 2022) 2. https://clincalc.com/drugstats/Top300Drugs.aspx 3. Agency for Healt2care Research and Quality (AHRQ) Medical Expenditure Panel Survey (2019) 4. https://www.wsj.com/articles/covid-19-pill-access-at-risk-as-pharmacies-push-for-bigger-payments-11645365601 5. 2015-2017 study: https://www.cdc.gov/nchs/data/databriefs/db347-h.pdf 6. https://www.covid19treatmentguidelines.nih.gov/management/clinical-management/nonhospitalized-adults--therapeutic-management

Our Lead Program: PBI-0451

- Oral antivirals that can prevent mortality and reduce transmission of SARS-CoV-2 have the potential to end this pandemic and prevent the next one
- An oral, twice-daily, ritonavir-boosted protease inhibitor has shown clinical benefit in patients with COVID-19[1]
- Pardes is developing PBI-0451 as a unboosted oral protease-inhibitor antiviral with no need for ritonavir co-administration
- We aspire to have PBI-0451 be the preferred oral antiviral prescribed for treatment and prevention of SARS-CoV-2

1. Hammond M. et.al. Global Product Development, Pfizer Inc. N Engl J Med. 2022 Feb 16.

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© 2022 Pardes Biosciences, Inc.

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Rationale for Targeting Main Protease (Mpro) PBI-0451: Pardes Viral Main Protease (Mpro) Inhibitor Critical for all coronavirus replication (including variants) A clinically validated essential early target Viral protein with no human analog Function dependent on reactive cysteine nucleophile Appropriate target for Pardes’ reversible covalent chemistry © 2022 Pardes Biosciences, Inc.

PBI-0451: Broad Activity Against Diverse Coronaviral Protease In-Vitro PBI-0451 Coronavirus Mpro PBI-0451 Activity vs Protease1 IC50 (µM; Min,Max) SARS-CoV-2 (Omicron P132H) 0.02 - 0.03 (0.02 - 0.052) SARS-CoV 0.05 - 0.08 MERS-CoV 0.41 - 0.62 CoV-229E 0.12 - 0.17 CoV-OC43 0.15 - 0.20 CoV-HKU1 0.07 - 0.13 CoV-NL63 0.24 - 0.38 1 IC50 = 50% inhibitory concentration in In vitro activity; lower numbers = greater potency 2. Omicron P132H variant in Mpro enzyme assay © 2022 Pardes Biosciences, Inc.

Phase 1 First-in-Human Study of PBI-0451: Design and Objectives

- **Objectives**:
  - **Select dose** and dosing regimen for Phase 2/3 based on **tolerability, safety and pharmacokinetics (PK)**
    - Dose selection rationale consistent with Singh et al: "*selection of a phase 2/3 dose that would result in C_{min} above EC_{90} in the vast majority (≥90%) of future trial participants.*" (Singh, RSP, et. al. Pfizer Worldwide Research, Development and Medical. medRxiv doi:https://doi.org/10.1101/2022.02.08.22270649)
  - Assess effect of food and select drug-drug interactions
- **Design**: Dose escalating tolerability, safety and PK in healthy adult subjects (8:2 PBI-0451:Placebo)
  - ✓ **Single dose escalation**: Complete
  - ✓ **Food effect screening** (representative FDA low-fat meal)**:** Complete
  - ✓ **Formulation:** Powder-in-bottle suspension → tablet transition (complete)
  - ✓ **Multiple dose escalation (10 days)** Ongoing[1]
  - ❑ **Drug-drug interaction assessment**: Partially complete

1 Study initiated in New Zealand in Aug. 2021 coincident with delta variant outbreak that slowed initial study conduct due to quarantine. Currently anticipated to complete dosing in 1Q2022 assuming minimal delays attributable to factors such as COVID-19 outbreaks.

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© 2022 Pardes Biosciences, Inc.

Interim Phase 1 Data Supports Potential for PBI-0451 as a Well Tolerated, Stand-alone Oral Antiviral

- **Single- and (10 day) multiple-doses of PBI-0451 in this ongoing phase 1 study have shown**
  - **Favorable tolerability** with exposure duration (10 days) in excess of intended treatment duration (5 days)
    - All Treatment Emergent Adverse Events (TEAE) assessed as **mild** in severity and **without evidence of relationship between dose/exposure and severity, relatedness or incidence**
  - **Favorable PK:** 700 and 1050 mg BID doses **achieve and maintain C_{min} concentrations ≥ Target EC_{90}**
  - **Lack of a clinically significant DDI due to P-gp/CYP3A inhibition** supports potential for use in a broad patient population with the highest medical need, such as the 22% of Americans over 60 of whom >80% are on at least 1 drug and > 30% are on at least 5 drugs[2]

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1 Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022
2 https://www.cdc.gov/nchs/data/databriefs/db347-h.pdf

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© 2022 Pardes Biosciences, Inc.

© 2022 Pardes Biosciences, Inc. Twice-daily PBI-0451 Achieves Target Cmin ≥ Target EC90 Target plasma protein binding-adjusted EC90: 374 ng/mL 1050 mg BID 700 mg BID % of measured Cmin values (N = 80/cohort, 10/participant) % participants (N = 8/cohort) PBI-0451 at both 700 & 1050 mg BID with food: Achieved Cmin ≥ EC90 in all participants Reproducibly maintained Cmin ≥ PPB EC90 Demonstrated low intra- and inter-subject variability Percent Exceeding Target EC90

Global Phase 2/3 study on track for mid year start1 Ongoing Phase 2/3 enabling activities Drug-drug interactions (Ongoing in Phase 1: CYP3A4 perpetrator (midazolam)) Food effect with tablets (under US IND opened Jan 2022) Broader clinical program support Drug-drug interaction clinical profiling (PBPK modelling & key/common concomitant medications such as oral hormonal contraceptives, inducers of metabolism) Mass Balance/ADME Special Population PK: renal impairment or hepatic impairment Additional Phase 2/3 study startup activities ongoing PBI-0451 Program: Next Steps © 2022 Pardes Biosciences, Inc. 1 Subject to discussion with, and approval by, regulatory agencies

1 Study designs, endpoints and timing subject to, and informed by, prior clinical studies results and subject to discussion with, and approval by, regulatory agencies Phase 2/3: Anticipated High-Risk Study Timing, Designs and Objectives1 Initiation: Targeted for mid 2022, pending regulatory interactions (FDA interactions in process) Geography: Globally Diverse Phase 2/3 planned to account for global variability in vaccine availability, infection rates, and variants of concern (VOCs) Anticipated population to include high-risk outpatients with mild-to-moderate COVID-19 Anticipated endpoints to include COVID-related Hospitalizations/Death Additional endpoints under discussion with agencies Assumptions for powering include potential for low event rates to account for evolving pandemic Additional Phase 3 studies under consideration: Prophylaxis study linked to treatment study: Reduced transmission anticipated as primary endpoint Treatment of subjects with standard-risk (including vaccinated individuals) Studies in key subpopulations Individuals for whom ritonavir is contraindicated (i.e., comorbidities requiring concomitant medications) Immunocompromised © 2022 Pardes Biosciences, Inc.

We have adequate capacity and capital to produce clinical trial material for our current clinical program projected needs Initial Phase 2/3 supply has been manufactured with completion of the supply anticipated in 2Q 2022 Current manufacturing process has potential to provide commercial supply CDMO relationship established for potential commercial scale manufacture Pardes has multiple issued U.S. patents, including composition of matter for PBI-0451 As of January 17, 2022, we own two issued US patents, 19 provisional patents applications, 4 non-provisional US patent applications and two PCT filings and related foreign patent applications Our patent estate includes 5 patent application families that include claims relating to PBI-0451 Continuations applications related to issued patents pending with U.S. PTO We continue to file IP on PBI-0451 polymorphs, process chemistry, formulations as well as compounds and technology related to our research programs and platform Manufacturing and Intellectual Property © 2022 Pardes Biosciences, Inc.

Well Financed for Our Next Steps ~$274M gross proceeds from business combination (12/23/2021) Cash in hand projected to allow:  Completion of currently contemplated global clinical studies in support of EUA (if available)   Manufacturing investment to support clinical trials and initial EUA launch supply  Advancement of 2nd Gen Program © 2022 Pardes Biosciences, Inc.

Pardes’ lead oral antiviral PBI-0451 has shown to date: Favorable tolerability: All TEAE mild with no relationship seen between dose and severity or frequency Favorable PK: 700 and 1050 mg BID doses can achieve and maintain Cmin concentrations ≥ target PPB EC90  Lack of a clinically significant DDI due to P-gp/CYP3A inhibition supports potential for use in broader patient population (vs. ritonavir-boosted drugs) Pardes has manufactured clinical supply and initiated regulatory interactions as we prepare to initiate our Phase 2/3 study mid year, pending our conversations with regulatory agencies © 2022 Pardes Biosciences, Inc. We Are Excited By PBI-0451’s Potential We believe PBI-0451 has potential to be a preferred oral antiviral for SARS-CoV-2

Thank you For helping Pardes in our mission to help end this pandemic and prevent the next one.